XZERES CORP.

SERIES B PARTICIPATING PREFERRED STOCK

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of June 8, 2015, between XZERES Corp., a Nevada corporation (“Xzeres” or the “Company”), and the undersigned (the “Subscriber”).

WHEREAS, Xzeres is conducting a private placement (the “Offering”) of up to 3,000 shares of Series B Participating Preferred Stock (the “Shares”), at a price of $2,000.00 per share.

WHEREAS, the Shares will only be sold to the undersigned and other principal shareholders of the Company and only to shareholders that are “accredited investors” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS, the amount of Shares that must be sold in the Offering is Three Thousand Shares (3,000) for a total purchase price of $6,000,000, with $500,000 of such purchase price will be satisfied pursuant to the conversion provisions of those certain Demand Convertible Subordinated Secured Promissory Notes dated as of May 27, 2015 (the “Note Conversion”).

WHEREAS, the Company is a publicly reporting company, required to file periodic reports with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company is current in its reporting obligations and public filings (such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required being collectively referred to herein as the “Filings”) thereunder.

WHEREAS, the Subscriber desires to purchase and the Company desires to sell that amount of Shares set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY THE SUBSCRIBER

1.1          Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, the amount of Shares set forth on the signature page hereof. The subscription amount is payable by wire transfer of immediately payable funds to:

Bank Name:  Wells Fargo Bank, N.A.

ABA #:  121000248

Swift Code:  WFBIUS6SWFFX

Further credit to: XZERES Corp.

Account Number:  4522985217

1.2          The Subscriber recognizes that the purchase of the Shares involves a high degree of risk including, but not limited to, the following: (a) the Company has a limited operating history and may require significant funding in the future in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Shares is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; and (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends. Without limiting the generality of the representations set forth in Section 1.5 below, the

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Subscriber represents that the Subscriber has carefully reviewed Xzeres’ Filings, including but not limited to those sections captioned “Risk Factors.”

1.3          The Subscriber represents that the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and that the Subscriber is able to bear the economic risk of an investment in the Shares.

1.4          The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Shares to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.5          The Subscriber hereby acknowledges it has received, carefully reviewed and understands this Agreement, the Company’s Filings (which includes those sections labeled “Risk Factors”), and any documents which may have been made available upon request as reflected therein (collectively referred to as the “Offering Materials”), and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

1.6          (a) In making the decision to invest in the Shares, the Subscriber has relied solely upon the information provided by the Company as referenced in Section 1.5. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Shares hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Shares other than the materials referenced in Section 1.5.

(b)                 The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Shares by the Company (or an authorized agent or representative thereof) and (ii) no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.7          The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

1.8          The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder and similar state registration requirements. The Subscriber understands that none of the Shares have been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Shares unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.9          The Subscriber understands that none of the Shares have been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part,

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upon the Subscriber’s investment intention. In connection therewith, the Subscriber hereby represents that the Subscriber is purchasing the Shares for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Shares.

1.10      The Subscriber understands that even if the Shares are publicly traded and an active market develops for the Shares, in the event that the Subscriber is relying on Rule144 promulgated under the Securities Act (“Rule 144”) to sell the shares, Rule 144 requires for non-affiliates, among other conditions, a six-month holding period, prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act.

1.11      The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares that such Shares have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

1.12      The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber’s bank or place of employment or otherwise review the financial standing of the Subscriber.

1.13      The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.14      The Subscriber represents that the Subscriber has full right, power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Shares. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.15      If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.16      The Subscriber acknowledges that at such time, if ever, as the Securities are registered for resale under the Federal securities laws, sales of the Securities will be subject to state securities laws.

1.17      (a) The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures, including the requisite amendment to the Subscriber’s Schedule 13D filing, as are and may be required under applicable law or under any applicable order, rule or regulation.

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(b)                 The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name of the Subscriber for any offering or in any registration statement filed in which the Subscriber’s Securities are included.

1.18      The Subscriber understands that the Shares are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company and the principals and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the applicability of such exemptions and the undersigned’s suitability to acquire the Shares.

1.19      (a) Promptly following the completion of the Offering, upon request of the Subscriber, the Company shall prepare and file with the SEC a Registration Statement under the Securities Act which includes the Shares, and shall use its best efforts to cause such Registration Statement to be effective under the Securities Act and for the Shares to be registered thereunder. Thereafter, the Company (i) shall use its best efforts to keep such Registration Statement continuously effective, including by filing post-effective amendments and supplements to the Registration Statement as may be required by the Securities Act and the rules and regulations of the SEC, (ii) shall take all other reasonable action necessary under any federal or state law or regulation of any governmental authority to permit all Shares to be sold or otherwise disposed of, (iii) shall take all reasonable actions necessary to comply with the listing requirements of any national securities exchange or other self-regulatory body, quotation system or bulletin board on which shares of the Company's common stock are then traded to enable the Shares to be traded thereon immediately after the resale thereof by the Subscriber, and (iv) shall maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for the Subscriber to promptly effect the sale or other disposition of its Shares, until such time that all of such Shares, by reason of Rule 144 under the Securities Act, may be immediately publicly resold without registration thereof by the holders thereof.

(b)                 The Company shall not file any documents with the SEC which (i) characterizes the Subscriber as an underwriter, (ii) excludes the Subscriber due to the Subscriber refusing to be named as an underwriter, or (iii) reduces the amount of Shares being registered on behalf of the Subscriber, in each case without the Subscriber’s express written authorization.

(c)                 During the period that a Registration Statement is required to be maintained hereunder, the Company (i) shall furnish to the Subscriber such numbers of copies of a final prospectus, in conformity with the requirements of the Securities Act, and such other documents as it reasonably may request in order to facilitate the disposition of Shares owned by the Subscriber, and (ii) cooperate with the Subscriber to facilitate the timely preparation and delivery of certificates representing the Shares to be sold, which certificates shall not bear any restrictive legends.

(d)                 In connection with the Company’s registration obligations hereunder, the Company shall:

(i)                   Not less than four (4) business days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to the Subscriber copies of the “Selling Stockholders” section thereof, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically the sale of the Shares or the Subscriber, as proposed to be filed, which documents will be subject to the review of the Subscriber. The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs from the disclosure received from the Subscriber in its selling Subscriber questionnaire (as may be amended or supplemented).

(ii)                 Notify the Subscriber in writing as promptly as reasonably possible (and, in the case of clause (A)(1) below, not less than three (3) business days prior to such filing and, in the case of clause (E) below, not less than three (3) business days prior to the financial statements in any Registration Statement becoming ineligible for inclusion therein): (A)(1) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (2) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses

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thereto to the Subscriber that pertain to the Subscriber as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (3) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (C) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Shares or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (E) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iii)                Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (A) any order suspending the effectiveness of a Registration Statement, or (B) any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction, at the earliest practicable moment.

(iv)               Furnish to the Subscriber, without charge, a reasonable number of conformed copies (at least three (3)) of each Registration Statement and each amendment thereto, as well as all exhibits thereto that are not then immediately publicly available via the SEC’s EDGAR website.

(v)                 Prior to any public offering of Shares, register or qualify the Shares for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as the Subscriber reasonably may request, keep each such registration or qualification (or exemption therefrom) effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Shares.

(vi)               Upon the occurrence of any event contemplated by clause (ii)(E) of this subsection (d), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement or Prospectus shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)                 The only expenses to be incurred by the Subscriber in connection with the sale of its Shares hereunder shall be the selling commissions applicable to the sale of the Shares and all fees and expenses of its legal counsel, if any, that may be retained in connection therewith. All other expenses, however denominated and however arising, shall be borne by the Company.

(f)                  With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Shares to the public without registration, the Company agrees to use its best efforts to:

(i)                   Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times.

(ii)                 File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and, at such time that it becomes subject to the reporting requirements under the Exchange Act, the Exchange Act.

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(iii)                So long as a Subscriber owns any Shares, furnish to the Subscriber forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and under the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of, or reasonably obtainable by, the Company as the Subscriber reasonably may request in availing itself of any rule or regulation of the SEC allowing the Subscriber to sell the Shares without registration.

(g)                 The obligations of the Company to the Subscriber hereunder shall extend to any transferee of any Shares by a Subscriber if such transferee obtained such Shares in a private placement (as such term is used in the Securities Act and the rules and regulations thereunder); in which event such transferee shall be entitled to all of the benefits of this Section 1.19 and shall be subject to the related obligations under this Section 1.19 as if it were the Subscriber.

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that, and covenants as follows:

2.1          The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business. The Company is not in violation of any of the provisions of its Articles of Incorporation, by-laws or other organizational or charter documents including, but not limited to, all documents setting forth and/or establishing the terms, rights, conditions and/or limitations of any of the Company’s stock (the “Internal Documents”). The Company is duly qualified to conduct business and is in good standing as a foreign limited liability company in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Subscription Agreement, (ii) material adverse effect on the results of operations, assets, business or financial condition of the Company, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Offering Materials (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.2          The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Shares in the Offering and contemplated hereby and the performance of the Company’s obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and free and clear of all liens. The issuance and sale of the Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering.

2.3          The execution, delivery and performance of the Offering Materials and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or violate any provision of the Company’s Internal Documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise), or other understanding to which the Company is a party or by which any property or asset of the Company is bound

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or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

2.4          The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (a “Person”) in connection with the execution, delivery and performance by the Company of this Agreement and the other Offering Materials, other than, (i) the filing with the SEC of a Form D and filing other applicable documents for purposes of state securities laws, and (ii) consents that have been obtained.

2.5          The Company possesses all licenses, certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and it believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted, and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

2.6          The Company owns, or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct its respective businesses as now and as disclosed to be conducted. The Company does not have any knowledge of any infringement by the Company of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and no claim, action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement, except where such infringement, claim, action or proceeding would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect. The Company is not aware that any of its employees, officers, or consultants are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee’s, officer’s, or consultant’s commercially reasonable efforts to promote the interests of the Company or that would conflict with the Company’s business as conducted. Neither the execution nor delivery of the Offering Materials, nor the carrying on of the Company’s business by the employees of the Company, as is presently conducted, nor the conduct of the Company’s business, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees, officers or consultants are now obligated.

2.7          The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except when the failure to do so would not have a Material Adverse Effect, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations otherwise due and payable, except those being contested in good faith and has set aside on its books reserves in accordance with GAAP reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax. To the Company’s knowledge, none of the Company’s tax returns is presently being audited by any taxing authority. To the Company’s knowledge, (i) none of the tax returns of the Company are being audited by the Internal Revenue Service and (ii) the Company will not have a material tax obligation under any federal or state tax return to be filed.

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2.8          There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against or affecting the Company, or any of its respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign), (collectively, an “Action”) which does and/or could (i) adversely affect or challenge the legality, validity or enforceability of any of the Offering Materials and/or the Securities, if issued, or the consummation of the transactions contemplated hereby or thereby or (ii) if there were an unfavorable decision, have, either individually or in the aggregate, a Material Adverse Effect. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

2.9          The Company is not required to pay any brokerage or finder’s fees or commissions to any person including, but not limited to, any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the Offering contemplated by this Agreement.

2.10      Neither the Company, nor any of their affiliates nor any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

2.11      Neither the Company, nor any of their affiliates nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Neither the Company, nor their affiliates nor any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the Offering to be integrated with other offerings if such integration would require registration under the Securities Act.

2.12      Capitalization. As of [ ], the authorized capital stock of the Company consisted of 100,000,000 shares of Common Stock, $0.001 par value per share, of which [62,768,897] shares were issued and outstanding, and [5,000,000] shares of Preferred Stock, $0.001 par value per share, of which there were zero shares issued and outstanding. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. As of [ ], (i) options to purchase an aggregate of [4,010,000] shares of Common Stock, and (ii) warrants to acquire an aggregate of [21,631,658] shares of Common Stock, were outstanding and the Company did not have outstanding any other options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, that have not been effectively waived. Except as disclosed in the Filings, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Subscriber and other subscribers with respect to the Offering) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities.

2.13      Indebtedness. Except as disclosed in the Filings or otherwise actually known by the Subscriber, neither the Company nor any of its subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iii) is a party to any contract, agreement or instrument relating to any Indebtedness,

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the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (y) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (z) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

2.14      Filings. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such Filings prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof. As of their respective dates, the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Filings comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company or any subsidiary is a party or to which the property or assets of the Company or any subsidiary are subject are included as part of or identified in the Filings, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

2.15      Financial Statements Since the date of the latest audited financial statements included within the Filings, except as disclosed in the Filings, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the changed its auditors, except as disclosed in its Filings, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its

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stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (except for repurchases by the Company of shares of capital stock held by employees, officers, directors, or consultants pursuant to an option of the Company to repurchase such shares upon the termination of employment or services), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby, will not be Insolvent (as defined below). For purposes of this Section, “Insolvent” means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total Indebtedness (as defined in Section 2.13), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. For purposes of this Agreement, “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

2.16      Private Placement. Neither the Company nor any of its Affiliates nor, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Shares pursuant to hereto to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any applicable trading market. The sale and issuance of the Shares hereunder does not contravene the rules and regulation of any applicable trading market on which the Common Stock is listed or quoted.

2.17      Deregistration Eligibility and Acknowledgment Regarding Rule 13e-3. That the Company’s class(es) of equity securities subject to Section 12(g) and/or Section 15(d) of the Exchange Act are eligible for termination of registration under Exchange Act Rules 12g-4 or 12h-6 and the reporting obligations with respect to such class(es) are eligible for termination under Exchange Act Rule 12h-6 and/or suspension under Exchange Act Rule 12h-3 or Section 15(d) of the Exchange Act. Based on the above representation, the Company acknowledges and agrees, and will not take any position to the contrary, that the transactions contemplated hereby will not have a reasonable likelihood or a purpose of producing, either directly or indirectly, any of the following effects: (a) causing any class of equity securities of the issuer which is subject to Section 12(g) or Section 15(d) of the Exchange Act to become eligible for termination of registration under Exchange Act Rules 12g-4 or 12h-6 or causing the reporting obligations with respect to such class to become eligible for termination under Exchange Act Rule 12h-6; or suspension under Exchange Act Rule 12h-3 or Section 15(d) of the Exchange Act; or (b) causing any class of equity securities of the issuer which is either listed on a national securities exchange or authorized to be quoted in an inter-dealer quotation system of a registered national securities association to be neither listed on any national securities exchange nor authorized to be quoted on an inter-dealer quotation system of any registered national securities association.

2.18      Acknowledgment Regarding Subscriber's Purchase of Shares. Based upon the assumption that the transactions contemplated by this Agreement are consummated in all material respects in conformity herewith, the Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm's length purchaser with respect to the transactions contemplated hereby. The Company further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscriber or any of their respective representatives or agents in connection with the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Shares. The Company further represents to Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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2.19      Insurance. The Company and it subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company and the subsidiaries are engaged.

2.20      Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

2.21      Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares for sales efforts and execution of the Company’s strategic objectives, and will not be used to satisfy any past indebtedness or other obligations of the Company related to employment or consulting obligations. Pending these uses, the Company intends to invest the net proceeds from this offering in short-term, interest-bearing, investment-grade securities, or as otherwise pursuant to the Company's customary investment policies.

2.22      Form D and Blue Sky. The Company agrees to file a Form D with respect to the Shares as required under Regulation D. The Company has taken such actions necessary in order to obtain an exemption for or to qualify the Shares for sale to the Subscribers pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken promptly following the request of the Subscriber. The Company shall make all filings and reports relating to the offer and sale of the Shares required under applicable securities or "Blue Sky" laws of the states of the United States following the date hereof.

2.23      Board. In connection with the closing hereunder, the Company shall (i) increase the number of directors on the Board of Directors of the Company to five (5), or such lesser amount such that the holders of the Shares are entitled to nominate and elect a majority of the Directors of the Company in accordance with the Certificate of Designation (as defined below), (ii) upon notification by the applicable holders of the Shares regarding their desired appointees, shall promptly take such further action as may be necessary to ensure that the nominees of the holders of the Shares are appointed to the Board of Directors in accordance with the Certificate of Designation (each an “Appointee”), and (iii) shall take such further action as may be necessary to ensure, that each Appointee shall be covered by the Company’s insurance policy or policies providing liability insurance for directors and officers of the Company in accordance with its or their terms to the maximum extent of the coverage available for any director, officer, employee, agent or fiduciary under such policy or policies.

2.24      Other Proceeds. The Company shall use any proceeds it receives from any outstanding commercial tort claims to pay down the Company’s indebtedness to Wells Fargo and other initiatives related to the Company’s strategic objectives as may be approved by the Subscriber.

2.25      Financial Statement. The Company shall deliver monthly financial statements, in form and substance satisfactory to the Subscriber, to the Subscriber within fifteen (15) days of each month end.

2.26      Weekly Pipeline Meetings. The Subscriber shall be entitled to participate in weekly sales meetings regarding the Company, and receive the materials distributed in connection with such meetings.

2.27      Fairness Opinion; Provision of Information. The Company shall make available to any reputable financial institution/advisor, accounting firm, or similar third party hired to conduct any Fairness Opinion (as defined below) (each an “Advisor”), all information and materials deemed by such Advisor as necessary to complete its Fairness Opinion (the “FO Information”), provided that the Company shall ensure at all times that the FO Information, including without limitation, any financial information and forecasts, are prepared in good faith, based on reasonable judgments and estimates and on the best currently available information, and fairly represent in all material respects, in accordance with GAAP for any audited financial

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information, the financial condition of the Company as of the dates indicated therein and the results of the operations and cash flows of the Company for the periods indicated therein.

III.	TERMS OF SUBSCRIPTION

3.1          Pending the acceptance by the Company of this Agreement, all funds paid hereunder shall be deposited in the general corporate bank account of the Company and shall not be segregated. Upon acceptance of this Agreement by the Company, the funds paid by the Subscriber shall be immediately available for corporate purposes of the Company, subject to Section 2.20 hereof.

3.2          Certificates representing the Securities purchased by the Subscriber pursuant to this Agreement (the “Certificates”) will be prepared and delivered to the Subscriber at each closing of the Offering at which such purchase takes place.

3.3          The Company reserves the right to reject any tendered subscription in its sole discretion. In the event the Company rejects a subscription, any funds tendered therewith will be promptly returned by the Company to Subscriber, without interest.

3.4          The Company shall deliver a fairness/valuation opinion and analysis, as to if, the applicable percentage (relating to the Applicable Percentage as defined in the Certificate of Designation, defined below) proposed by the Subscriber in connection herewith relating to the Shares, is fair, from a financial point of view to the Company (the “Fairness Opinion”), within forty-five (45) days of the date first written above. The liquidation preference of the Shares shall be established in accordance herewith and with the Company’s Certificate of Designation, Preferences, and Rights of Series B Participating Preferred Stock (“Certificate of Designation”) following receipt by the Company’s Board of Directors of the Fairness Opinion; provided however, that if the Holders holding 67% of the outstanding Shares object to the first Fairness Opinion (the “First Fairness Opinion”): (i) the Company shall engage an advisor, as selected by the Board of Directors’ and approved in advance by the Subscribers holding at least 67% of the outstanding Shares, to conduct a second Fairness Opinion (the “Second Fairness Opinion”); and (ii) the Applicable Percentage shall then be determined by calculating the average of the two lowest values in the First Fairness Opinion’s and Second Fairness Opinion’s respective fairness ranges. An Amendment to the Certificate of Designation will be filed to effectuate such adjustment.

IV.	CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

The Subscriber’s obligation to purchase the Shares at the closing at which such purchase is to be consummated (the “Closing”) is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)                 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b)                 No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)                 No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(d)                 Directors and Officers Insurance. The Company shall provide evidence to each Subscriber that any Appointee is covered as an insured under the Company’s directors and officers insurance policies in accordance with its or their terms to the maximum extent of the coverage available for any director, officer, employee, agent or fiduciary under such policy or policies.

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V.	MISCELLANEOUS

5.1          Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

5.2          This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.3          Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Shares as herein provided.

5.4          The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

5.5          It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.6          All of the representations and warranties contained in this Subscription Agreement shall survive execution and delivery of this Subscription Agreement and the undersigned’s investment in the Company.

5.7          The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

5.8          This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

5.9          Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

5.10      So long as the Subscriber owns any of the Securities, the Subscriber shall have the right, but not the obligation, to participate in any subsequent financing of the Company at a level up to the Subscriber's pro-rate percentage ownership in the Company. The Company shall notify the Subscriber of each such financing. If the Subscriber elects to participate in any financing, the terms and provisions for such participation shall be substantially similar to the comparable terms and provisions for other participants.

5.11         Indemnification. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Subscriber and its officers, directors, partners, members, agents and employees, each Person who controls any such Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation reasonable attorneys’ fees, as incurred, arising out of or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the this Agreement or any other certificate, instrument or document contemplated hereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in the this Agreement or any other certificate, instrument or document contemplated hereby, or (iii) any cause of action, suit or claim brought or made

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against such Person entitled to indemnity hereunder (an “Indemnified Party”) by a third party (including for these purposes a derivative action brought on behalf of the Company), arising out of or resulting from (x) execution, delivery, performance or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby, (y) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Shares, or (z) the status of Indemnified Party as holder of the Shares.

(Signature Pages to Follow)

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SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE

The undersigned hereby represents, warrants and covenants that the undersigned is duly authorized by the prospective investor to take all requisite action on the part of the prospective investor listed below to enter into this Agreement and, further, that the prospective investor has all requisite authority to enter into such Agreement.

The undersigned represents and warrants that each of the above representations, agreements or understandings set forth herein applies to the prospective investor and that the undersigned has authority under the charter, by-laws, corporate resolutions or trust agreement of such prospective investor to execute this Agreement.

Ravago Holdings America Inc.

By:
Name:
Title:

Amount of Shares

Subscribed for: 1,810 Amount of Purchase Price: $3,620,000*

*$301,650 being provided in connection with the Note Conversion.

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[ACCEPTANCE PAGE FOR SUBSCRIPTION AGREEMENT]

Agreed to and accepted as of June 8, 2015.

XZERES CORP.

By:

Name:

Title:

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